Exhibit 99.1

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Month Ended		Seven Months Ended
(In millions)	September 5, 2020	September 7, 2019	September 5, 2020	September 7, 2019
Total net sales	$668	$968	$3,140	$5,916
Credit income and other	26	42	209	268

Total revenues	694	1,010	3,349	6,184
Costs and expenses/(income):
Cost of goods sold (exclusive of depreciation and amortization shown separately below)	459	678	2,191	3,893
Selling, general and administrative (SG&A)	201	330	1,243	2,056
Depreciation and amortization	77	48	373	332
Real estate and other, net	(1)	(1)	(8)	(3)
Restructuring and management transition	2	5	224	32

Total costs and expenses	738	1,060	4,023	6,310

Operating income/(loss)	(44)	(50)	(674)	(126)
Other components of net periodic pension cost/(income)	(9)	(5)	45	(31)
(Gain) / loss on extinguishment of debt	—	—	—	(1)
Net interest expense	38	27	180	174
Loss due to discontinuance of hedge accounting	—	—	77	—
Reorganization items, net	38	—	146	—

Income/(loss) before income taxes	(111)	(72)	(1,122)	(268)
Income tax expense/(benefit)	1	1	(66)	7

Net income/(loss)	$(112)	$(73)	$(1,056)	$(275)

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In millions)	September 5, 2020	September 7, 2019	February 1, 2020
Assets
Current assets:
Cash in banks and in transit	$219	$144	$108
Cash short-term investments	663	8	278
Restricted cash	529	—	—

Cash, cash equivalents and restricted cash	1,411	152	386
Merchandise inventory	1,805	2,514	2,166
Prepaid expenses and other	533	304	174

Total current assets	3,749	2,970	2,726
Property and equipment, net	3,108	3,567	3,488
Operating lease assets	786	920	998
Prepaid pension	34	169	120
Other assets	640	661	657

Total assets	$8,317	$8,287	$7,989

Liabilities and stockholders’ equity
Current liabilities:
Merchandise accounts payable	$189	$1,033	$786
Other accounts payable and accrued expenses	829	924	931
Current operating lease liabilities	—	84	68
Debtor-in-possession financing	900	—	—
Current portion of long-term debt, net	1,256	197	147

Total current liabilities	3,174	2,238	1,932
Noncurrent operating lease liabilities	—	1,083	1,108
Long-term debt	—	3,591	3,574
Deferred taxes	40	122	116
Other liabilities	251	362	430

Total liabilities not subject to compromise	3,465	7,396	7,160

Liabilities subject to compromise	5,053	—	—
Stockholders’ (deficit) equity
Common stock	161	159	160
Additional paid-in capital	4,721	4,721	4,723
Reinvested earnings/(accumulated deficit)	(4,725)	(3,675)	(3,667)
Accumulated other comprehensive income/(loss)	(358)	(314)	(387)

Total stockholders’ (deficit) equity	(201)	891	829

Total liabilities and stockholders’ (deficit) equity	$8,317	$8,287	$7,989

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

(In millions)	Number of Common Shares	Common Stock	Additional Paid-in Capital	Reinvested Earnings/(Accumulated Deficit)	Accumulated Other Comprehensive Income/(Loss)	Total Stockholders’ (Deficit)/ Equity
February 1, 2020	320.5	$160	$4,723	$(3,667)	$(387)	$829
Net income/(loss)	—	—	—	(944)	—	(944)
Discontinuance of hedge accounting	—	—	—	—	64	64
Other comprehensive income/(loss)	—	—	—	—	(35)	(35)
Stock-based compensation and other	1.9	1	(2)	(2)	—	(3)

August 1, 2020	322.4	161	4,721	(4,613)	(358)	(89)
Net income/(loss)	—	—	—	(112)	—	(112)
Stock-based compensation and other	0.3	—	—	—	—	—

September 5, 2020	322.7	$161	$4,721	$(4,725)	$(358)	$(201)

(In millions)	Number of Common Shares	Common Stock	Additional Paid-in Capital	Reinvested Earnings/(Accumulated Deficit)	Accumulated Other Comprehensive Income/(Loss)	Total Stockholders’ Equity
February 2, 2019	316.1	$158	$4,713	$(3,373)	$(328)	$1,170
ASC 842 (Leases) and ASU 2018-02 (Stranded Taxes) adoption	—	—	—	(26)	53	27
Net income/(loss)	—	—	—	(202)	—	(202)
Other comprehensive income/(loss)	—	—	—	—	(39)	(39)
Stock-based compensation and other	1.6	1	6	—	—	7

August 3, 2019	317.7	159	4,719	(3,601)	(314)	963
Net income/(loss)	—	—	—	(73)	—	(73)
Stock-based compensation and other	0.1	—	2	(1)	—	1

September 7, 2019	317.8	$159	$4,721	$(3,675)	$(314)	$891

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Month Ended		Seven Months Ended
(In millions)	September 5, 2020	September 7, 2019	September 5, 2020	September 7, 2019
Cash flows from operating activities:
Net income/(loss)	$(112)	$(73)	$(1,056)	$(275)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Restructuring and management transition	—	3	162	20
Reorganization items, net	—	—	17	—
Net (gain)/loss on sale of non-operating assets	—	—	—	(1)
Net (gain)/loss on sale of operating assets	—	(1)	—	2
Discontinuance of hedge accounting	—	—	77	—
(Gain)/loss on extinguishment of debt	—	—	—	(1)
Depreciation and amortization	77	48	373	332
Benefit plans	(7)	(7)	56	(36)
Stock-based compensation	—	2	(2)	8
Deferred taxes	2	—	(67)	—
Change in cash from:
Inventory	86	(43)	361	(77)
Prepaid expenses and other assets	(71)	(29)	(357)	(111)
Merchandise accounts payable	(54)	155	(101)	186
Income taxes	—	—	—	—
Accrued expenses and other	(41)	(51)	(28)	(42)

Net cash provided by/(used in) operating activities	(120)	4	(565)	5

Cash flows from investing activities:
Capital expenditures	(6)	(29)	(49)	(175)
Proceeds from sale of non-operating assets	—	—	—	1
Proceeds from sale of operating assets	2	2	3	14

Net cash provided by/(used in) investing activities	(4)	(27)	(46)	(160)

Cash flows from financing activities:
Proceeds from debtor-in-possession financing	—	—	450	—
Proceeds from borrowings under the credit facility	52	15	2,727	961
Payments of borrowings under the credit facility	—	(15)	(1,471)	(961)
Payments of finance leases and note payable	—	—	(1)	(1)
Payments of long-term debt	—	—	(19)	(26)
Debtor-in-possession financing fees	—	—	(50)	—
Proceeds from stock issued under stock plans	—	—	—	1

Net cash provided by/(used in) financing activities	52	—	1,636	(26)

Net increase/(decrease) in cash, cash equivalents and restricted cash	(72)	(23)	1,025	(181)
Cash, cash equivalents and restricted cash at beginning of period	1,483	175	386	333

Cash, cash equivalents and restricted cash at end of period	$1,411	$152	$1,411	$152

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.